As Filed with the Securities and Exchange Commission on June 7, 2000

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                _________________________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):
                            June 2, 2000

                   BANK OF AMERICA CORPORATION
      (Exact name of registrant as specified in its charter)

                             Delaware
                     (State of Incorporation)

                              1-6523
                     (Commission File Number)

                            56-0906609
                (IRS Employer Identification No.)

                     100 North Tryon Street
                    Charlotte, North Carolina
             (Address of principal executive offices)

                              28255
                            (Zip Code)

                          (704) 386-5000
       Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

     On June 7, 2000, the Registrant completed a 200 million pound Eurobond offering of 6 7/8% Senior Notes, due 2010 (the "Notes"). The Notes were sold only in Europe and Asia to non-United States investors. The Notes mature in 10 years and have a coupon interest rate of 6 7/8%. The press release announcing the copmletion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibit is filed herewith:

      EXHIBIT NO.          DESCRIPTION OF EXHIBIT

         99.1 Press Release dated June 7, 2000 with respect to the completion of the Registrant's offering of 6 7/8% Senior Notes, due 2010.



                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANK OF AMERICA CORPORATION
                                      /s/ TERESA M. BRENNER
                                   By: TERESA M. BRENNER
                                        Associate General Counsel


Dated: June 7, 2000